AGREEMENT AND PLAN OF MERGER

BETWEEN

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

AND

KEYPORT LIFE INSURANCE COMPANY

THIS AGREEMENT AND PLAN OF MERGER (the "Agreement"), dated as of 18th day of June, 2003, between Sun Life Assurance Company of Canada (U.S.), a stock life insurance company organized under the laws of the State of Delaware ("SLUS"), and Keyport Life Insurance Company, a stock life insurance company organized under the laws of the State of Rhode Island ("KLIC").

W I T N E S S E T H

WHEREAS, SLUS and KLIC have determined that it would be in their best interests and in the best interests of their sole shareholder, Sun Life of Canada (U.S.) Holdings, Inc., a Delaware corporation (the "Sole Shareholder"), to effect the transactions contemplated by this Agreement; and

WHEREAS, the respective Boards of Directors of SLUS and KLIC and the Sole Shareholder have duly approved the merger of KLIC with and into SLUS upon the terms and subject to the conditions of this Agreement (the "Merger"); and

WHEREAS, Section 4930 of the Delaware Insurance Code and Section 252 of the Delaware General Corporation Law authorize the merger of a stock insurer organized under the laws of another state into a stock insurer organized under the laws of Delaware; and

WHEREAS, Section 7-1-5 of the General Laws of the State of Rhode Island and Section 7-1.1-70 of the Rhode Island Business Corporation Act authorize the merger of a domestic stock insurer organized under the laws of the State of Rhode Island into a stock insurer organized under the laws of another state;

NOW, THEREFORE, in order to effect the transactions contemplated by this Agreement and in consideration of the premises and the mutual covenants and agreements herein contained, the parties agree as follows:

ARTICLE I

MERGER AND SURVIVING CORPORATION

1.1 Merger. Upon the terms and subject to the conditions herein and in accordance with the provisions pertaining to the merging of domestic and foreign corporations contained in the laws of the States of Delaware and Rhode Island, and subject to the receipt of all required approvals of the Delaware Department of Insurance and the Insurance Division of the Rhode Island Department of Business Regulation, upon the filing of all required documents with the Delaware Secretary of State and the Rhode Island Secretary of State, at the Effective Time, as defined in Section 3.1 below, KLIC shall be merged with and into SLUS.

1.2 Surviving Corporation. SLUS shall be the surviving corporation in the Merger, and shall continue its corporate existence under the laws of the State Delaware under the name "Sun Life Assurance Company of Canada (U.S.)" (hereinafter referred to at times as the "Surviving Corporation"). At the Effective Time, the separate existence of KLIC shall cease.

ARTICLE II

TREATMENT OF SHARES

2.1 SLUS Shares. The issued and outstanding shares of SLUS shall not be affected by the Merger, shall continue to be outstanding at and after the Effective Time without any change, and shall continue as shares of the Surviving Corporation.

2.2 KLIC Shares. At the Effective Time, all the outstanding shares of KLIC shall be cancelled without consideration.

ARTICLE III

EFFECTIVE TIME

3.1 Effective Time. The Merger shall become effective on the later of (i) December 31, 2003 at 5:00 p.m. or (ii) the date on which the corporate filings specified in Section 4.1 have been completed and the Secretary of State of Rhode Island has issued a certificate of merger (the "Effective Time").

ARTICLE IV

TERMS AND CONDITIONS

4.1 Corporate Filings. As soon as practicable after the satisfaction of, or if permitted the waiver of, the conditions set forth in Section 4.6 hereof, the parties hereto shall cause the Merger to be consummated by delivering to the Delaware Secretary of State an original certificate of merger, by delivering duplicate originals of duly executed articles of merger to the Rhode Island Secretary of State, and by delivering such other documents in such form as required by, and executed and acknowledged in accordance with, the relevant provisions of the laws of the States of Delaware and Rhode Island.

4.2 Certificate of Incorporation. The Amended and Restated Certificate of Incorporation of SLUS in effect immediately prior to the Effective Time, attached hereto as Exhibit A, shall be the certificate of incorporation of the Surviving Corporation from and after the Effective Time until thereafter amended in accordance with the provisions thereof and/or the laws of the State of Delaware.

4.3 Bylaws. The Bylaws of SLUS in effect immediately prior to the Effective Time, attached hereto as Exhibit B, shall be the Bylaws of the Surviving Corporation from and after the Effective Time until altered, amended or repealed as provided therein or in the certificate of incorporation of the Surviving Corporation and/or the laws of the State of Delaware.

4.4 Directors and Officers. The directors and officers of SLUS immediately prior to the Effective Time shall continue to be the directors and officers of the Surviving Corporation until their respective successors shall have been elected and qualified as provided by the Bylaws of the Surviving Corporation and/or the laws of the State of Delaware.

4.5 Further Action. KLIC hereby agrees, as and when requested by the Surviving Corporation, to execute and deliver or cause to be executed and delivered all such documents, deeds and instruments and to take or cause to be taken such further or other action as the Surviving Corporation may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of any property of KLIC acquired or to be acquired by reason of or as a result of the Merger and otherwise to evidence or carry out the intent and purposes hereof.

4.6 Conditions Precedent to Merger.

4.6.1 All consents, authorizations, orders and approvals of (or filings or registrations with) any governmental authority required in connection with the execution, delivery and performance of this Agreement shall have been obtained.

4.6.2 All authorizations, consents, waivers and approvals from parties to contracts or other agreements to which SLUS or KLIC is a party, or by which either is bound, as may be required to be obtained by them in connection with the performance of this Agreement, the failure to obtain which would prevent or alter the effect of the consummation of the Merger or would be material to the Surviving Corporation, shall have been obtained.

4.6.3 No court, agency or other authority shall have issued any order, decree or judgment to set aside, restrain, enjoin or prevent the Merger and no statute, rule, regulation, executive order, decree or injunction shall have been enacted, promulgated or enforced by any United States court or governmental authority of competent jurisdiction which prohibits the consummation of the Merger. No litigation shall be pending which seeks to enjoin, prohibit or in any way restrict the consummation of the Merger, or alter the effect thereof.

ARTICLE V

EFFECTS OF MERGER

5.1 Assets and Liabilities. From and after the Effective Time, the Merger shall have all the effects set forth in the laws of the State of Delaware and the laws of the State of Rhode Island. Without limiting the generality of the foregoing, and subject thereto, by virtue of the Merger and in accordance with the laws of the State of Delaware and the laws of the State of Rhode Island, all the property, rights, privileges, franchises, patents, trademarks, licenses, registrations, choses in action, and other assets of every kind and description of KLIC shall, to the extent permitted by law, transfer to, vest in and devolve upon the Surviving Corporation without further act or deed at the Effective Time. All liens upon the property of KLIC shall be preserved unimpaired as the liens upon the property of the Surviving Corporation. All obligations, debts, liabilities and duties of KLIC shall become the obligations, debts, liabilities and duties of the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by the Surviving Corporation.

5.2 Agents. All appointments heretofore made, and in effect as of the Effective Time, by KLIC of persons to act as its licensed agents are hereby ratified and accepted as its own by the Surviving Corporation, effective as of the Effective Time. The Surviving Corporation shall be bound by the acts of said agents in the same manner and to the same degree as was KLIC.

5.3 Insurance Business. All policies of insurance and annuity contracts issued by either KLIC or SLUS shall, as of the Effective Time, become policies of insurance and annuity contracts of the Surviving Corporation.

ARTICLE VI

MISCELLANEOUS

6.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws.

6.2 No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than SLUS and KLIC any rights or remedies hereunder.

6.3 Amendments. At any time prior to the Effective Time, this Agreement may be amended in matters of form or substance, or supplemented by additional agreements, articles or certificates, to the extent permitted by the laws of the State of Delaware and the laws of the State of Rhode Island, as may be determined in the judgment of the Boards of Directors of SLUS and KLIC to be necessary, desirable or expedient to clarify the intention of the parties hereto or to effect or facilitate the filing, recording or official approval of this Agreement and the consummation hereof and the Merger provided for herein, in accordance with the purpose and intent of this Agreement.

6.4 Termination and Abandonment. At any time prior to the Effective Time, the Boards of Directors of SLUS and KLIC may cause the Merger and the transactions contemplated by this Agreement to be abandoned or delayed if such Boards determine that such abandonment or delay would be in the best interests of SLUS and KLIC and the Sole Shareholder. In the event of the termination and abandonment of this Agreement and the Merger pursuant to the preceding sentence, this Agreement shall become void and have no effect, without any liability on the part of SLUS, KLIC or the Sole Shareholder, or on the part of any of their directors or officers in respect thereof.

6.5 No Compensation In Connection With Merger. No director, officer, agent or employee of either SLUS or KLIC or any parent corporation or subsidiary corporation shall receive any fee, commission, compensation or other valuable consideration (other than regular salary or other compensation earned in carrying out his or her normal duties) whatsoever for, in any manner aiding, promoting or assisting in the Merger.

6.6 Interpretation; Descriptive Headings. For purposes of this Agreement, the words "hereof," "herein," "hereby" and other words of similar import refer to this Agreement as a whole unless otherwise indicated. Whenever the singular is used herein, the same shall include the plural, and whenever the plural is used herein, the same shall include the singular, where appropriate. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or affect the meaning or interpretation of this Agreement.

6.7 Counterparts. This Agreement may be executed by the parties thereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

6.8 Expenses. In the event that the Merger is not effectuated, each of SLUS or KLIC shall be responsible for all expenses in respect of this Agreement incurred by or attributable to it.

* * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.
SUN LIFE ASSURANCE COMPANY OF
CANADA (U.S.)

By:	/s/ Robert C. Salipante
Name: Robert C. Salipante
Title: President

ATTEST:

By:	/s/ Ellen B. King	(Corporate Seal)
Name: Ellen B. King
Title: Secretary

KEYPORT LIFE INSURANCE COMPANY

By:	/s/ Robert C. Salipante
Name: Robert C. Salipante
Title: President

ATTEST:

By:	/s/ Ellen B. King	(Corporate Seal)
Name: Ellen B. King
Title: Secretary